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                                                                    EXHIBIT 10.4

                                                                  EXECUTION COPY

                        RAMIPRIL PATENT LICENSE AGREEMENT

          This RAMIPRIL PATENT LICENSE AGREEMENT ("Agreement") is entered into as of the 12th day of February, 2006 (the "Effective Date") among Selamine Limited, a corporation organized under the laws of Ireland with its principal place of business at Unit 4/5, Willsborough Cluster, Clonshaugh, Dublin 17, Ireland ("Selamine"), Robin Hood Holdings Limited, a corporation organized under the laws of Malta with its principal place of business at 57 St. Christopher Street, Valletta VLT 08, Malta ("Robin Hood"), King Pharmaceuticals Research and Development, Inc. a corporation organized under the laws of Delaware with its principal place of business at 4000 CentreGreen Way, Suite 300, Cary, North Carolina USA ("King R&D"), and King Pharmaceuticals, Inc., a corporation organized under the laws of Tennessee with its principal place of business at 501 Fifth Avenue, Bristol, Tennessee 37620 USA ("King"). Selamine and Robin Hood, on the one hand, and King R&D and King, on the other hand, are sometimes referred to individually as a "Party" and collectively as the "Parties."

          WHEREAS, King is considering developing various pharmaceutical formulations with Ramipril as the sole active ingredient; and

          WHEREAS, Selamine is the owner of certain patent applications relating to [***]; and

          WHEREAS, King wishes to obtain, and Selamine wishes to grant, an exclusive license to use, Market, offer for sale, sell, import and distribute [***] and a co-exclusive license to make [***] in the Territory under such patent applications, all on the terms and conditions set forth herein.

          NOW THEREFORE, in consideration of the rights and obligations set forth in this Agreement, the Parties agree as follows:

     1.   DEFINITIONS

          All defined terms have the meaning set forth in Appendix A hereto, which is hereby incorporated by reference in its entirety.

2.   GRANT OF LICENSE

     2.1 Patent License. Subject to the terms and conditions of this Agreement, Selamine and its Affiliates hereby grant King and its Affiliates, during the Term, an exclusive (even as to Selamine except as set forth in Section 2.3) license or sublicense, as the case may be, with the right to sublicense, under the Ramipril Patents, to use, offer for sale, Market, sell, import and distribute [***] in the Territory. Any sublicensee of King and its Affiliates hereunder must agree to be bound by the terms and conditions of this Agreement as they apply to King and its Affiliates. Except to the extent otherwise set forth in this Agreement, or in Section 4.2 of the Product Supply Agreement, this license shall in no way be construed to grant King and its Affiliates the right to manufacture, make or have made [***] under the Ramipril Patents anywhere in the world.

  PORTIONS OF THIS EXHIBIT WERE OMITTED AND HAVE BEEN FILED SEPARATELY WITH THE SECRETARY OF THE COMMISSION PURSUANT TO THE COMPANY'S APPLICATION REQUESTING
CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

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     2.2 Grant of Manufacturing Rights. Selamine and its Affiliates hereby grant to King and its Affiliates, during the Term, an exclusive (except as to Selamine) license or sublicense, as the case may be, with the right to sublicense under the Ramipril Patents to make [***], provided that such [***] may be sold only in the Territory, and provided further that such license shall be subject to the terms and conditions of this Agreement and shall be exercisable only (a) on the occurrence of any of the events identified in
Section 4.2 of the Product Supply Agreement or (b) in the event the Product Supply Agreement is terminated by King for Selamine's or its Affiliate's material breach.

     2.3 Reservation of Rights. Selamine and its Affiliates maintains ownership of the Ramipril Patents and nothing in this Agreement shall be construed as granting King or any Affiliate thereof any assignment or, except for the rights expressly granted herein, other rights in or to the Ramipril Patents, and any and all implied licenses are hereby disclaimed. Notwithstanding anything in this Agreement to the contrary, Selamine has retained rights under the Ramipril Patents to the extent necessary to permit Selamine and its Affiliates to perform their obligations to King and King's Affiliates as set forth in this Agreement, the Product Supply Agreement, and any other agreement entered into between or among Selamine or its Affiliates, on the one hand, and King or its Affiliates, on the other hand, relating to [***].

     2.4 Other Ramipril Products. Selamine and its Affiliates shall be precluded from granting rights to a Third Party under the Ramipril Patents with respect to any formulation that is used in a [***], including without limitation any such formulation to be labeled for the treatment or prevention of diabetes. Selamine shall further be precluded from granting rights to any Third Party under the Ramipril Patents with respect to any combination product that contains Ramipril as an active ingredient for use in [***], including without limitation for products labeled for the treatment or prevention of diabetes ("[***]") without first offering such formulations to King and King's Affiliates on commercially reasonably terms and negotiating in good faith with King, at King's election, for such rights to [***].

     2.5 Reimportation. Selamine and its Affiliates hereby acknowledge and agree that each has granted to King and its Affiliates hereunder exclusive (except as set forth in Section 2.3) rights in the Territory. Except as set forth in
Section 2.3, Selamine and its Affiliates acknowledge and agree that neither Selamine nor any of its Affiliates has no right to and shall not grant any right or license to any Affiliate or Third Party, directly or indirectly, under the Ramipril Patents in the Territory, nor grant any such right to any Affiliate or Third Party outside the Territory if Selamine or any of its Affiliates knows or has a reasonable basis to believe that such Affiliate or Third Party intends to undertake the manufacture, use, offer for sale, sale or importation of any [***] in the Territory. Selamine and its Affiliates shall use commercially reasonable efforts to prevent, in the Territory, the selling, distribution, offer for sale and importation of [***], directly or indirectly, by Selamine or any of its Affiliates, licensees, or sublicensees.

     2.6 Assignment to Selamine. In order to effectuate the rights and licenses granted to King and King's Affiliates hereunder, Selamine and Robin Hood shall cause each Affiliate of Selamine to, and each hereby does, either (a) transfer, assign, and convey to Selamine, its successors and assigns, forever, all right, title, and interest in and to, or (b) grant to Selamine an

  PORTIONS OF THIS EXHIBIT WERE OMITTED AND HAVE BEEN FILED SEPARATELY WITH THE SECRETARY OF THE COMMISSION PURSUANT TO THE COMPANY'S APPLICATION REQUESTING
CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934.


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exclusive license of all rights under, in each case, all Ramipril Patents developed by each such Affiliate, jointly or solely, during the Term of this Agreement, and any other agreement entered into between or among Selamine or its Affiliates, on the one hand, and King or its Affiliates, on the other hand, relating to [***], including all rights with respect to preparation, filing, prosecution, maintenance, enforcement and defense of all intellectual property rights associated therewith.

3.   CONSIDERATION

     3.1 Payments. In consideration of the rights and licenses granted herein, King agrees to pay Selamine a total of U.S. Dollars ("USD") $10 million, to be paid by wire transfer immediately upon execution of this Agreement.

4.   PATENT PROSECUTION, MAINTENANCE AND THIRD PARTY INFRINGEMENT

     4.1 Ownership Of Inventions and Intellectual Property Rights Arising Hereunder. In the event that Inventions are conceived and/or reduced to practice hereunder or under any other agreement entered into between or among Selamine or its Affiliates, on the one hand, and King or its Affiliates, on the other hand, then the Party (or Affiliate thereof) making such Invention shall promptly provide written notice of same to the other Party in sufficient detail to permit evaluation of same by the receiving Party. Neither Party nor any Affiliate of either shall disclose any such invention to any Third Party without the prior written consent of the other Party. Selamine and King agree that they shall jointly own all right, title and interest in and to any Patents, Technology, Ramipril Patents and other intellectual property rights in any and all such inventions.

     4.2 Assignment. Each Party (the "Developing Party") agrees to, and hereby does, and will cause each of its employees, consultants, Affiliates and permitted Third Parties (collectively with the Developing Party, the "Assignors") to, transfer, assign, and convey jointly to the other Party, its successors and assigns, forever, a joint ownership right in all right, title, and interest in and to all Inventions developed by each such Assignor, alone or jointly with each other or the non-Developing Party, including all intellectual property rights associated therewith. The Developing Party further agrees, and will cause the other Assignors, (i) to promptly provide the non-Developing Party with written notice, in sufficient detail, of any Inventions such Assignor makes during the term hereof and (ii) to provide the non-Developing Party with such additional information and to execute and deliver, and to cause the other Assignors to execute and deliver, any documents or take any other actions or otherwise cooperate with the non-Developing Party as may reasonably be necessary, or as such Party may reasonably request, to document, enforce, protect, or otherwise perfect such Party's joint ownership rights in any Invention, including filing any applicable patent applications.

     4.3 Employees. Each Party agrees to have each employee of itself or its Affiliates involved in developing Inventions enter into a written agreement with such Party that includes an assignment to such Party of all right, title and interest in and to all work product and all inventions arising during the course of his or her employment with such party in connection with such Inventions, and all intellectual property rights attaching thereto.

 PORTIONS OF THIS EXHIBIT WERE OMITTED AND HAVE BEEN FILED SEPARATELY WITH THE
  SECRETARY OF THE COMMISSION PURSUANT TO THE COMPANY'S APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934.


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     4.4 Prosecution and Maintenance. Selamine shall have the first right to prepare, file, prosecute and maintain ("Prosecute") all Ramipril Patents in the Territory, provided that King shall have the right to provide comments, which Selamine shall consider in good faith incorporating to the extent not inconsistent with the commercial or scientific interests of Selamine. King shall reimburse Selamine for [***] costs and expenses incurred in connection with such Prosecution of the Ramipril Patents in the Territory.

     4.5 Third Party Infringement. If either Party or any Affiliate thereof becomes aware of actual or threatened infringement by a Third Party of any Ramipril Patent anywhere in the Territory, that Party or Affiliate shall promptly notify the other Party in writing. King shall have the first right, but not the obligation, to bring, [***], an infringement action against any such Third Party ("Action"), and to use Selamine and its Affiliate's name(s) as required in connection therewith and Selamine and its Affiliates hereby consents to jurisdiction and venue if King names Selamine or any Affiliate thereof as a party thereto. King shall have full control over the conduct of any Action, including settlement thereof. Selamine shall have the right to provide comments to King with respect to any such Action, which King shall consider in good faith. King shall provide notice to Selamine prior to entering into any consent to entry of judgment or any settlement of any Action. If King does not commence a particular Action within [***] of receipt of the notice of infringement, then Selamine, after notifying King in writing, shall be entitled to bring such Action [***]. Selamine shall have full control over the conduct of such Action. King shall have the right to provide comments to Selamine with respect to any such Action, which Selamine shall consider in good faith. Selamine may not settle any Action without prior written notice to King. In any event, King and Selamine and their Affiliates shall assist one another and cooperate in any such Action at the other's request [***] the requesting Party, and the Party who is not in control of the Action, and its Affiliates, shall have the right to retain separate counsel, at its own expense. The Parties shall each be entitled to recover [***] expenses, [***], associated with any litigation or settlement thereof from any recovery made by either Party. King shall thereafter be entitled to recover its lost profits with respect to infringing sales of [***], provided that King shall be obligated to pay to Selamine [***] with respect to such recovery for such sales as if King had made such sales itself. The remainder, if any, shall be shared by the parties, with Selamine receiving an amount [***] of such remainder and King receiving [***] such remainder.

     4.6 Defense of Third Party Claims. Selamine and King shall examine and discuss in good faith the consequences of any actual or threatened suit, action or proceeding against either or both Party or any Affiliate of either, alleging infringement of the technology, patent rights or other intellectual property rights of a Third Party with respect to the manufacture, use, Marketing, distribution, offer for sale, sale or importation of any [***] in the Territory ("Third Party Claim"). King shall have the first right, but not the obligation, to control the defense of any Third Party Claim [***] and to use Selamine and its Affiliate's name(s) in connection therewith and Selamine and its Affiliates hereby consents to jurisdiction and venue if King names Selamine or any Affiliate thereof as a party thereto. King shall have full control over the conduct of any Third Party Claim. Selamine shall have the right to provide comments to King with respect to any such Third Party Claim, which King shall consider in good faith. King shall provide notice to Selamine prior to entering into any consent to entry of judgment or any settlement of any Third Party Claim. If King does not assume control of the defense of any Third Party Claim within [***] of the filing of the complaint in the relevant matter, then

 PORTIONS OF THIS EXHIBIT WERE OMITTED AND HAVE BEEN FILED SEPARATELY WITH THE
  SECRETARY OF THE COMMISSION PURSUANT TO THE COMPANY'S APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934.


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Selamine, after notifying King in writing, shall be entitled to assume control over the defense of such Third Party Claim [***]. Selamine shall have full control over the conduct of such Third Party Claim. King shall have the right to provide comments to Selamine with respect to any such Third Party Claim, which Selamine shall consider in good faith. Selamine may not settle any Third Party Claim without prior written notice to King. In any event, King and Selamine shall assist one another and cooperate in any such Third Party Claim at the other's request [***] the requesting Party, and the Party who is not in control of the Third Party Claim, and its Affiliates, shall have the right to retain separate counsel, [***]. In the event any Third Party Claim, or settlement thereof, results in an obligation on King or Selamine or any Affiliate of either to pay royalties, milestones, damages, costs, expenses or any other financial consideration to any Third Party, whether by court order, consent decree, settlement or license agreement or otherwise, the Parties shall share such payment obligations [***].

5.   REPRESENTATIONS AND WARRANTIES

     5.1 Selamine's Representations and Warranties. Selamine hereby represents and warrants the following to King as of the Effective Date:

          (a) Selamine (i) is a corporation duly organized, validly existing, and in good standing under the laws of Ireland, with its principal place of business as indicated in the first paragraph of this Agreement; (ii) is duly qualified as a corporation and in good standing under the laws of each jurisdiction where its ownership or lease of property or the conduct of its business requires such qualification; (iii) has the requisite corporate power and authority and the legal right to conduct its business as now conducted and hereafter contemplated to be conducted; (iv) has all necessary licenses, permits, consents, or approvals from or by, and has made all necessary notices to, all government authorities having jurisdiction, to the extent required for such ownership and operation; and (v) is in compliance with its certificate of incorporation and bylaws.

          (b) The execution, delivery and performance of this Agreement by Selamine and all instruments and documents to be delivered by Selamine hereunder: (i) are within the corporate power of Selamine; (ii) have been duly authorized by all necessary or proper corporate action; (iii) are not in contravention of any provision of the certificate of incorporation or bylaws of Selamine; (iv) will not violate any law or regulation or any order or decree of any court or government authority; (v) will not violate the terms of any indenture, mortgage, deed of trust, lease, agreement, or other instrument to which Selamine is a party or by which Selamine, or any of the property of Selamine is bound, which violation would have a material adverse effect on the financial condition of Selamine, or on the ability of Selamine to perform its obligations hereunder; and (vi) do not require any filing or registration with or the consent or approval of, any government authorities or any other person, which has not been made or obtained previously.

          (c) This Agreement has been duly executed and delivered by Selamine and constitutes a legal, valid and binding obligation of Selamine enforceable against Selamine in accordance with its terms, except as such enforceability may be limited by applicable insolvency and other laws affecting creditors' rights generally or by the availability of equitable remedies.

 PORTIONS OF THIS EXHIBIT WERE OMITTED AND HAVE BEEN FILED SEPARATELY WITH THE
  SECRETARY OF THE COMMISSION PURSUANT TO THE COMPANY'S APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934.


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          (d) To Selamine's knowledge, having made a reasonable inquiry, there are no judicial, arbitral, regulatory or administrative proceedings or investigations, claims, actions or suits related to the Ramipril Patents pending against Selamine or its Affiliates or its Affiliates' licensees thereof anywhere in the world, in any court or by or before any government authority.

          (e) Schedule A sets forth a complete and accurate list of all Ramipril Patents owned or Controlled by Selamine and its Affiliates. Selamine and its Affiliates own all right, title and interest in and to the Ramipril Patents set forth on Schedule A, free and clear of all Encumbrances, and to Selamine and its Affiliate's knowledge, no person or entity other than Selamine, including without limitation any current or former employee or consultant of Selamine or any Affiliate thereof, has any proprietary, commercial or other interest in any of such Ramipril Patents in the Territory. Neither Selamine nor its Affiliates have granted any agreements, options, commitments, or rights with, of or to any person or entity to acquire or obtain any rights to any of the Ramipril Patents in the Territory. Selamine and its Affiliates have the right to license to King and its Affiliates rights in the Ramipril Patents in the Territory on the terms and conditions set forth herein, free and clear of any rights or claims of any person or entity and, without payment of any royalty, licensee fee or other amount to any person or entity.

          (f) To Selamine and its Affiliates' knowledge, the Ramipril Patents have been duly prepared and prosecuted in accordance with all Applicable Laws, including without limitation all duties of candor before the United States Patent and Trademark Office. To Selamine and its Affiliate's knowledge, neither Selamine nor any other Affiliate of Selamine, has received any notice of interfering subject matter with respect to any of the Ramipril Patents, and to Selamine's knowledge Selamine is unaware of any Third Party patents or patent applications that contain any interfering subject matter with any of same.

          (g) To Selamine and its Affiliates' knowledge, having made a reasonable inquiry, the manufacture, use, offer for sale, sale, or importation of [***] formulated as described or claimed in the Ramipril Patents will not infringe or misappropriate the intellectual property rights of any Third Party. To Selamine and its Affiliates' knowledge, having made a reasonable inquiry, there are no pending patent applications that are reasonably likely to issue in the Territory with claims that would be infringed or misappropriated by the manufacture, use, offer for sale, sale or importation of any of the [***] formulations described or claimed in such Ramipril Patents, except with respect to pending patent applications that may be owned by Relevant Third Parties and with respect to which Selamine or its Affiliates may be obligated, pursuant to other agreements entered into between or among Selamine or its Affiliates, on the one hand, and King or its Affiliates, on the other hand, relating to [***], to obtain a Relevant Third Party License. To Selamine and its Affiliate's knowledge, having made a reasonable inquiry, neither Selamine nor any Affiliate thereof has misappropriated or infringed upon any intellectual proprietary rights of any Third Party in any material respect in connection with the development of any of the [***] formulations described or claimed in such Ramipril Patents. To the knowledge of Selamine, having made a reasonable inquiry, no Third Party has or is currently misappropriating or infringing upon any of the Ramipril Patents in the Territory.

     5.2 Robin Hood's Representations and Warranties. Robin Hood hereby represents and warrants the following to King as of the Effective Date:

 PORTIONS OF THIS EXHIBIT WERE OMITTED AND HAVE BEEN FILED SEPARATELY WITH THE
  SECRETARY OF THE COMMISSION PURSUANT TO THE COMPANY'S APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934.


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          (a) Robin Hood (i) is a corporation duly organized, validly existing, and in good standing under the laws of Malta, with its principal place of business as indicated in the first paragraph of this Agreement; (ii) is duly qualified as a corporation and in good standing under the laws of each jurisdiction where its ownership or lease of property or the conduct of its business requires such qualification; (iii) has the requisite corporate power and authority and the legal right to conduct its business as now conducted and hereafter contemplated to be conducted; (iv) has all necessary licenses, permits, consents, or approvals from or by, and has made all necessary notices to, all government authorities having jurisdiction, to the extent required for such ownership and operation; and (v) is in compliance with its certificate of incorporation and bylaws.

          (b) The execution, delivery and performance of this Agreement by Robin Hood and all instruments and documents to be delivered by Robin Hood hereunder:
(i) are within the corporate power of Robin Hood; (ii) have been duly authorized by all necessary or proper corporate action; (iii) are not in contravention of any provision of the certificate of incorporation or bylaws of Robin Hood; (iv) will not violate any law or regulation or any order or decree of any court or government authority; (v) will not violate the terms of any indenture, mortgage, deed of trust, lease, agreement, or other instrument to which Robin Hood is a party or by which Robin Hood, or any of the property of Robin Hood is bound, which violation would have a material adverse effect on the financial condition of Robin Hood, or on the ability of Robin Hood to perform its obligations hereunder; and (vi) do not require any filing or registration with or the consent or approval of, any government authorities or any other person, which has not been made or obtained previously.

          (c) This Agreement has been duly executed and delivered by Robin Hood and constitutes a legal, valid and binding obligation of Robin Hood enforceable against Robin Hood in accordance with its terms, except as such enforceability may be limited by applicable insolvency and other laws affecting creditors' rights generally or by the availability of equitable remedies.

          (d) To Robin Hood's knowledge, having made a reasonable inquiry, there are no judicial, arbitral, regulatory or administrative proceedings or investigations, claims, actions or suits related to the Ramipril Patents pending against Robin Hood or its Affiliates or its Affiliates' licensees thereof anywhere in the world, in any court or by or before any government authority.

          (e) To Robin Hood's knowledge, no person or entity other than Robin Hood and its Affiliates, including without limitation any current or former employee or consultant of Robin Hood or any Affiliate thereof, has any proprietary, commercial or other interest in any the Ramipril Patents set forth on Schedule A in the Territory. Neither Robin Hood nor its Affiliates have granted any agreements, options, commitments, or rights with, of or to any person or entity to acquire or obtain any rights to any of the Ramipril Patents in the Territory. Robin Hood has not previously licensed the Ramipril Patents in the Territory to any Third Party.

          (f) To Robin Hood's knowledge, the Ramipril Patents have been duly prepared and prosecuted in accordance with all Applicable Laws, including without limitation all duties of candor before the United States Patent and Trademark Office. To Robin Hood's knowledge, neither Robin Hood nor any other Affiliate of Robin Hood, has received any notice

 PORTIONS OF THIS EXHIBIT WERE OMITTED AND HAVE BEEN FILED SEPARATELY WITH THE
  SECRETARY OF THE COMMISSION PURSUANT TO THE COMPANY'S APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934.


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of interfering subject matter with respect to any of the Ramipril Patents, and to Robin Hood's knowledge Robin Hood is unaware of any Third Party patents or patent applications that contain any interfering subject matter with any of same.

          (g) To Robin Hood's knowledge, having made a reasonable inquiry, the manufacture, use, offer for sale, sale, or importation of [***] formulated as described or claimed in the Ramipril Patents will not infringe or misappropriate the intellectual property rights of any Third Party. To Robin Hood's knowledge, having made a reasonable inquiry, there are no pending patent applications that are reasonably likely to issue in the Territory with claims that would be infringed or misappropriated by manufacture, use, offer for sale, sale or importation of any of the [***] formulations described or claimed in such Ramipril Patents, except with respect to pending patent applications that may be owned by Relevant Third Parties and with respect to which Robin Hood or its Affiliates may be obligated, pursuant to other agreements entered into between or among Selamine or its Affiliates, on the one hand, and King or its Affiliates, on the other hand, relating to [***], to obtain a Relevant Third Party License. To Robin Hood's knowledge, having made a reasonable inquiry, neither Robin Hood nor any Affiliate thereof has misappropriated or infringed upon any intellectual proprietary rights of any Third Party in any material respect in connection with the development of any of the [***] formulations described or claimed in such Ramipril Patents. To Robin Hood's knowledge, having made a reasonable inquiry, no Third Party has or is currently misappropriating or infringing upon any of the Ramipril Patents in the Territory.

     5.3 King's Representations and Warranties. King hereby represents and warrants the following to Selamine as of the Effective Date:

          (a) King (i) is a corporation duly organized, validly existing, and in good standing under the laws of the State of Tennessee, with its principal place of business as indicated in the first paragraph of this Agreement; (ii) is duly qualified as a corporation and in good standing under the laws of each jurisdiction where its ownership or lease of property or the conduct of its business requires such qualification, where the failure to be so qualified would have a material adverse effect on the financial condition of King or the ability of King to perform its obligations hereunder; (iii) has the requisite corporate power and authority and the legal right to conduct its business as now conducted and hereafter contemplated to be conducted; (iv) has all necessary licenses, permits, consents, or approvals from or by, and has made all necessary notices to, all government authorities having jurisdiction, to the extent required for such ownership and operation; and (v) is in compliance with its certificate of incorporation and bylaws.

          (b) The execution, delivery and performance of this Agreement by King and all instruments and documents to be delivered by King hereunder: (i) are within the corporate power of King; (ii) have been duly authorized by all necessary or proper corporate action; (iii) are not in contravention of any provision of the certificate of incorporation or bylaws of King; (iv) will not violate any law or regulation or any order or decree of any court or government authority; (v) will not violate the terms of any indenture, mortgage, deed of trust, lease, agreement, or other instrument to which King is a party or by which King or any of its property is bound, which violation would have a material adverse effect on the financial condition of King or on the ability of King to perform its obligations hereunder; and (vi) do not require any filing

 PORTIONS OF THIS EXHIBIT WERE OMITTED AND HAVE BEEN FILED SEPARATELY WITH THE
  SECRETARY OF THE COMMISSION PURSUANT TO THE COMPANY'S APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934.


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or registration with or the consent or approval of, any government authority or any other person, which has not been made or obtained previously.

          (c) This Agreement has been duly executed and delivered by King and constitutes a legal, valid and binding obligation of King, enforceable against King in accordance with its terms, except as such enforceability may be limited by applicable insolvency and other laws affecting creditors' rights generally or by the availability of equitable remedies.

          (d) Selamine may exercise its rights and perform its obligations hereunder, in accordance with the terms and conditions of this Agreement or the Product Supply Agreement (and, to the extent applicable to such performance, the terms and conditions of any other agreements entered into between or among Selamine or its Affiliates, on the one hand, and King or its Affiliates, on the other hand, relating to [***]), without violating the terms of King's and/or its Affiliates' pre-existing agreements with Aventis and/or its Affiliates or Wyeth and/or its Affiliates and without infringing or misappropriating the intellectual property of Aventis and/or its Affiliates that is licensed to King and/or its Affiliates under its pre-existing agreements with Aventis and/or Affiliates.

     5.4 NO IMPLIED WARRANTY. EXCEPT AS EXPRESSLY SET FORTH IN THIS AGREEMENT, NEITHER PARTY MAKES ANY OTHER WARRANTY, EXPRESS OR IMPLIED, WITH RESPECT TO THE RAMIPRIL PATENTS OR [***]. EACH PARTY AND ITS AFFILIATES EXPRESSLY DISCLAIMS ANY IMPLIED WARRANTIES OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, OR NON-INFRINGEMENT. IN NO EVENT SHALL SELAMINE, ROBIN HOOD, KING OR ANY OF THEIR AFFILIATES BE LIABLE FOR ANY INDIRECT, SPECIAL, INCIDENTAL OR CONSEQUENTIAL DAMAGES.

6.   CONFIDENTIALITY

     6.1 Confidentiality. All Confidential Information provided by the Disclosing Party to the Receiving Party in connection with this Agreement is proprietary to the Disclosing Party and shall be maintained in strict confidence by the Receiving Party. Such Confidential Information shall remain the property of the Disclosing Party, and the Receiving Party shall not use the same for or on behalf of any entity other than the Disclosing Party. Both Parties agree to maintain the Ramipril Patents, Patents and Technology in confidence pursuant to the terms and conditions hereof. At the termination of this Agreement, the Parties shall promptly return to the Disclosing Party any physical embodiments (including copies) of any such Confidential Information or, at the Disclosing Party's sole election, destroy the same under the Disclosing Party's supervision.

     6.2 Disclosure. Nothing in this Agreement shall be construed as preventing or in any way inhibiting either Party from disclosing Confidential Information necessary to comply with applicable laws. In the event a Party shall deem it reasonably necessary to disclose Confidential Information belonging to the other Party pursuant to this Section 6.2, the Disclosing Party shall to the extent possible give reasonable advance notice of such disclosure to the other Party, and shall consider in good faith the other Party's objections to such disclosure, including suggestions to redact Confidential Information, and take reasonable measures to ensure confidential treatment of such information.

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     6.3 Period of Obligation. This Article shall survive expiration or termination of this Agreement for a period of [***] from the Effective Date.

     6.4 Equitable Relief. Selamine and King each acknowledges that a breach by it of Article 6 cannot reasonably or adequately be compensated in damages in an action at law and that such a breach may cause the other Party irreparable injury and damage. By reason thereof, each Party agrees that the other Party may be entitled, in addition to any other remedies it may have under this Agreement or otherwise, to preliminary and permanent injunctive and other equitable relief to prevent or curtail any breach of Article 6 by the other Party; provided, however, that no specification in this Agreement of a specific legal or equitable remedy shall be construed as a waiver or prohibition against the pursuing of other legal or equitable remedies in the event of such a breach. Each Party agrees that the existence of any claim, demand, or cause of action of it against the other Party, whether predicated upon this Agreement, or otherwise, shall not constitute a defense to the enforcement by the other Party, or its successors or assigns, of the covenants contained in Article 6.

7.   TERM AND TERMINATION

     7.1 Term. This Agreement shall remain in effect until the expiration of the last to expire of the Ramipril Patents, including any patent term extensions or restorations, unless previously terminated as provided in this Agreement.

     7.2 Termination. This Agreement may only be terminated upon mutual written agreement of the Parties or upon sixty (60) days' prior written notice if one Party is in material breach of this Agreement and fails to cure that breach within such sixty (60) day period. In the event the Product Supply Agreement is terminated by Selamine for King's material breach, this Agreement shall automatically terminate upon the effective date of such termination of the Product Supply Agreement.

     7.3 Termination for Bankruptcy. This Agreement may be terminated upon fifteen (15) days prior written notice by either Party at any time during this Agreement if: (a) the other Party shall file in any court, pursuant to any statute of any government in any country, a petition in bankruptcy or insolvency or for reorganization, or for an arrangement or for the appointment of a receiver or trustee of the Party or of its assets, (b) any other Party proposes a written agreement of composition for extension of its debts, (c) the other Party shall be served with an involuntary petition against it, filed in any insolvency proceeding, and such petition shall not be dismissed within sixty
(60) days after filing thereof, (d) the other Party shall be a Party to any dissolution or liquidation, (e) the other Party shall make a general assignment for the benefit of its creditors; or (f) the other Party is subject to any final order of debarment which can be expected to have a material adverse effect on the Development or commercialization of [***]. A termination pursuant to this
Section 7.3 shall constitute a termination for material breach, and the non-breaching party shall be entitled to seek damages or equitable relief for such material breach. Notwithstanding the occurrence of any of the event specified in subsections (a) through (f) of this Section 7.3, the Parties acknowledge and agree that, to the extent Section 365(n) of the Bankruptcy Code applies to this Agreement, the non-insolvent party may elect to retain and exercise the rights granted to it hereunder with respect to the intellectual property owned or Controlled by the insolvent party.

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     7.4 Survival. The terms and conditions of the following provisions shall survive termination or expiration of this Agreement for as long as necessary to permit their full discharge: Sections 2.3, 4.1, 4.2 and 4.3, and Articles 5, 6, 7, 8 and 9; and, upon expiration (but not termination) of this Agreement, the licenses granted to King in Article 2 will survive and continue as fully paid-up, royalty-free non-exclusive licenses.

8.   INDEMNIFICATION AND GUARANTEE

     8.1 King Indemnification. King agrees to defend, indemnify and hold harmless Selamine and its Affiliates and their respective directors, employees and agents (the "Selamine Indemnitees") from and against any and all Liabilities resulting from any claims by a Third Party, arising out of or relating to (i) the willful misconduct or negligence of King; (ii) any material misrepresentation or breach of warranty of King contained in this Agreement or in any schedule hereto; (iii) any material breach of any covenant or obligation of King contained in this Agreement, except, in each case, to the extent such claims are due to the negligent acts, willful misconduct or omissions of any Selamine Indemnitee or to the extent that Selamine or Robin Hood is otherwise obligated to indemnify King under this Agreement; and (iv) any infringement, misappropriation or other violation by Selamine and its Affiliates of the intellectual property of Aventis and/or its Affiliates that is licensed to King and/or its Affiliates under their pre-existing agreements with Aventis and/or its Affiliates or of which King and/or its Affiliates is aware.

     8.2 Selamine Indemnification. Selamine and Robin Hood each agree to defend, indemnify and hold harmless King and its Affiliates and their respective directors, employees and agents (the "King Indemnitees") from and against any Liabilities resulting from any claim by a Third Party, arising out of or relating to (i) the willful misconduct or negligence of Selamine or any Affiliate thereof; or (ii) any material misrepresentation or breach of warranty of Selamine or any Affiliate thereof contained in this Agreement or in any schedule hereto; or (iii) any material breach of any covenant or obligation of Selamine or any Affiliate thereof contained in this Agreement; except, in each case, to the extent such claims are due to the negligent acts, willful misconduct or omissions of any King Indemnitee or to the extent that King is otherwise obligated to indemnify Selamine or any Affiliate thereof under this Agreement.

     8.3 Indemnification Procedure. A party (the "indemnitee") that intends to claim indemnification under this Article 8 will notify the indemnifying party (the "indemnitor") within a reasonable time in writing of any action, claim, or liability in respect of which the indemnitee believes it is entitled to claim indemnification; provided that the failure to give timely notice to the indemnitor will not release the indemnitor from any liability to the indemnitee except to the extent the indemnitor is actually prejudiced thereby. The indemnitor will have the right, by notice to the indemnitee, to assume the defense of any such action or claim within the fifteen (15)-day period after the indemnitor's receipt of notice of any action or claim with counsel of the indemnitor's choice and at the sole cost of the indemnitor. If the indemnitor does not so assume the defense of such Third Party claim, the indemnitee may assume such defense with counsel of its choice and at the sole cost of the indemnitor. If the indemnitor so assumes such defense, the indemnitee may participate therein through counsel of its choice, but at the sole cost of the indemnitee. The party not assuming the defense of any such claim will render all reasonable assistance to the party assuming such defense, and all reasonable out-of-pocket costs of such assistance will be for the account of the indemnitor. No such claim will be settled other than by

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

the party defending the same, and then only with the consent of the other party, which will not be unreasonably withheld; provided that the indemnitee will have no obligation to consent to any settlement of any such action or claim that imposes on the indemnitee any liability or obligation that cannot be assumed and performed in full by the indemnitor, and the indemnitee will have no right to withhold its consent to any settlement of any such action or claim if the settlement involves only the payment of money by the indemnitor or its insurer.

     8.4 Robin Hood Guarantee. To the extent any of the obligations herein apply to Affiliates of Selamine, Robin Hood agrees (a) to abide by such obligations as an Affiliate of Selamine and (b) to cause each other Affiliate of Selamine to abide by such obligations, including through the exercise of all of Robin Hood's corporate power and authority to cause such Affiliates to perform their obligations hereunder.

9.   MISCELLANEOUS

     9.1 Public Announcements. Neither Party nor any Affiliate thereof shall make any publicity releases, interviews, or other dissemination of information concerning this Agreement or its terms, or either Party's or any Affiliate's performance hereunder, to communication media, financial analysts, or others without the approval of the other Party, which approval shall not unreasonably be withheld. Either Party and any Affiliate thereof may upon notice to the other Party make any disclosure in filings with regulatory agencies as required by law or applicable court order; provided that the other Party and its Affiliates shall have the opportunity to consult in advance on such disclosures and filings.

     9.2 Force Majeure. Neither Party nor any Affiliate thereof shall be liable for any default or delay in such Party's or any Affiliate's performance if such default or delay is caused by an event beyond the reasonable control of such Party or Affiliate, including, but not limited to: act of God; war or insurrection; civil commotion; destruction of essential facilities or materials by earthquake, fire, flood or storm; labor disturbance; epidemic; or other similar event; provided, however, that the Party or Affiliate so affected will give prompt notice of such event, and shall use its commercially reasonable efforts to avoid, remove or alleviate such causes of nonperformance and shall continue performance hereunder with the utmost dispatch whenever such causes are removed.

     9.3 Entire Agreement. This Agreement and the documents referred to herein, including without limitation all Schedules and Appendices hereto (which are hereby incorporated by reference), constitute the entire agreement between the Parties and the Affiliates of each pertaining to the subject matter hereof, and this Agreement supersedes, on its Effective Date, any other agreements, understandings, promises and representation, whether written or oral, between the Parties and such Affiliates relating to the same subject matter save for where otherwise expressed in this Agreement. No agent of either Party or any Affiliate of either is authorized to make any representation, promise, or warranty not contained in this Agreement.

     9.4 Amendment and Waiver. This Agreement may only be amended by the Parties in writing, making specific reference to this Agreement, provided that the same is signed by all Parties. No course of dealing between the Parties any their Affiliates or failure by either Party or any Affiliates thereof to exercise any right or remedy hereunder shall constitute an amendment to

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                                       12
this Agreement or a waiver of any other right or remedy or the later exercise of any right or remedy.

     9.5 Governing Law. This Agreement shall be construed in accordance with the laws of the State of New York, without regard to any choice of law provisions. Each Party and each Affiliate of each Party hereby submits itself for the sole purpose of this Agreement and any controversy arising hereunder to the jurisdiction of the courts located in the Southern District of New York and any courts of appeal therefrom, and waives any objection on the grounds of lack of jurisdiction (forum non conveniens or otherwise) to the exercise of such jurisdiction over it by any such courts.

     9.6 Dispute Resolution. Any controversy, claim, or dispute arising out of or relating to this Agreement (collectively "Dispute") shall be attempted to be settled by the Parties and their Affiliates, in good faith. In the event that there is no resolution of such Dispute, it shall further be submitted to appropriate senior management representatives of each Party in a good faith effort to effect a mutually acceptable resolution thereof. Only if such efforts are not successful shall such Dispute be resolved by binding arbitration. Such arbitration shall take place in New York, New York and it shall proceed in accordance with the Commercial Arbitration Rules of the American Arbitration Association. Within [***] from the filing of the demand or submission, or longer if the Parties mutually agree, Selamine and King shall each select one arbitrator; the two arbitrators so appointed shall select and appoint a third neutral arbitrator. Judgment upon the award rendered by arbitration shall be binding and may be entered in any court having jurisdiction thereof. Costs of arbitration are to be divided by the Parties in the following manner: Selamine shall pay [***], King shall pay [***], Selamine and King shall [***], and each shall [***]

     9.7 Assignment. No Party nor any Affiliate thereof may assign any right or obligation hereunder without the written consent of the other Parties, such consent not to be unreasonably withheld, provided that each Party may assign this Agreement and the rights, obligations, and interests of such Party, in whole or in part, only to any of its Affiliates (for so long as they remain Affiliates) or to any Third Party that succeeds to all or substantially all of a Party's business or assets relating to this Agreement, the Product Supply Agreement and any other agreement entered into between or among Selamine or its Affiliates, on the one hand, and King or its Affiliates, on the other hand, relating to [***], whether by sale, merger, operation of law, or otherwise, or to one or more financial institutions providing financing to such Party, pursuant to the terms of the relevant security agreement, and, upon the occurrence of any such succession, shall make such assignment; provided that such assignee or transferee shall also promptly agree in writing to be bound by the terms and conditions of this Agreement. This Agreement shall be binding upon and inure to the benefit of the Parties hereto and their respective successors and assigns. Any attempted assignment in violation of this provision shall be void and of no effect.

     9.8 Nature of Agreement. In operating under the Agreement, each Party shall act independently and this Agreement shall not be construed as creating any partnership, joint venture or incorporated business entity. No Party shall have any authority to incur any liability or obligation whatsoever on behalf of any other Party.

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                                       13

     9.9 Notice. Any notice, demand, waiver, consent, approval or other communication which is required or permitted to be given to any Party under this Agreement shall be in writing, shall specifically refer to this Agreement, and shall be effective on receipt, as evidenced in writing, when given by registered airmail or certified mail, postage prepaid, or overnight courier, and addressed, unless otherwise specified in writing, to the addresses of the Parties described below, and effective upon sending if sent by facsimile confirmed by a written transmission report:

               IF SELAMINE:

               Unit 4/5, Willsborough Cluster,
               Clonshaugh, Dublin 17, Ireland

               Fax: 353 1 847 3897
               Attention: Anna Power and Paul Harrison

               COPY TO:

               Weil, Gotshal & Manges LLP
               767 Fifth Avenue
               New York, NY 10153
               Attention: Fiona Schaeffer, Esq.

               IF ROBIN HOOD:

               57 St. Christopher Street
               Valletta VLT08,
               Malta

               Fax: 356 2165 3046
               Attention: Frances Mifsud

               copy to:

               Weil, Gotshal & Manges LLP
               767 Fifth Avenue
               New York, NY 10153
               Attention: Fiona Schaeffer, Esq.

               IF KING OR KING R&D:

               501 Fifth Street
               Bristol, TN 37620

               Fax: 423 990 2566
               Attention: General Counsel

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                                       14

               COPY TO:

               Jones Day
               222 East 41st Street
               New York, NY 10017
               Attention: F. Dominic Cerrito, Esq.

     9.10 Separability.

          (a) In the event any portion of this Agreement shall be held illegal, void or ineffective, the remaining portions hereof shall remain in full force and effect.

          (b) If any of the terms or provisions of this Agreement are in conflict with any applicable statute or rule of law, then such terms or provisions shall be deemed inoperative to the extent that they may conflict therewith and shall be deemed to be modified to conform with such statute or rule of law, and the remaining portions hereof shall remain in full force and effect.

          (c) In the event that the terms and conditions of this Agreement are materially altered as a result of Sections 9.10(a) or 9.10(b), the Parties will renegotiate the terms and conditions of this Agreement to resolve any inequities.

     9.11 Execution in Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be an original and all of which shall constitute together the same instrument.

     9.12 Recording. Either Party shall have the right, at any time, to record, register, or otherwise notify this Agreement in appropriate governmental or regulatory offices anywhere within the Territory, and the other Parties shall provide reasonable assistance to the recording, registering or notifying Party in effecting such recording, registering or notifying and provided that the other Parties shall have the opportunity to consult in advance on such disclosures and filings.

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                                       15

          IN WITNESS WHEREOF, the Parties hereto have caused this Agreement to be executed on the date first written above by their respective duly authorized officers, on the date first written above.

                                        SELAMINE LIMITED


                                        By:                          (signature)
                                            -------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------


                                        ROBIN HOOD HOLDINGS LIMITED


                                        By:                          (signature)
                                            -------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------


                                        KING PHARMACEUTICALS RESEARCH AND
                                        DEVELOPMENT, INC.


                                        By:                          (signature)
                                            -------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------


                                        KING PHARMACEUTICALS, INC.


                                        By:                          (signature)
                                            -------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------


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

                                   APPENDIX A

                                   DEFINITIONS

     1.1 "ACT" shall mean the United States Federal Food, Drug and Cosmetic Act, as amended.

     1.2 "AFFILIATE" shall mean any corporation, firm, partnership or other entity that directly or indirectly controls or is controlled by or is under common control with a Party to an agreement. For purposes of this definition, "control" means ownership, directly or through one or more Affiliates, of (a) fifty percent (50%) or more of the shares or voting rights in case of a corporation or limited company, (b) fifty percent (50%) or more of the shares of stock entitled to vote for the election of directors, in the case of a corporation, (c) fifty percent (50%) or more of the equity or controlling interests in the case of any other type of legal entity (including, without limitation, joint ventures) or status as a general partner in any partnership, or (d) any other arrangement whereby a Party controls or has the right to control the Board of Directors or equivalent governing body of an entity.

     1.3 "APPLICABLE LAW" shall mean applicable U.S. and foreign laws, rules, regulations, guidelines and standards, including but not limited to those of the FDA and comparable foreign governmental and Regulatory Authorities, including without limitation the Act.

     1.4 "ARROW MALTA" shall mean Arrow Pharm Malta Limited, a corporation organized under the laws of Malta with its principal place of business at 57 St. Christopher Street, Valletta VLT 08, Malta.

     1.5 "AVENTIS" shall mean Sanofi Aventis or any of its Affiliates.

     1.6 "BANKRUPTCY CODE" shall mean the U.S. Bankruptcy Code, 11 U.S.C. Sections 101 et seq.

     1.7 "CONFIDENTIAL INFORMATION" shall mean the existence and contents of this Agreement and any information, in whatever form, disclosed by a Party or its Affiliates (the "Disclosing Party"), to the other Party or its Affiliates (the "Receiving Party"), in connection with the performance or implementation of this Agreement including, but not limited to, any Technology and Patents, [***], the Ramipril drug master file, Ramipril Patents, including without limitation any pending patent applications, patent office correspondence, FDA applications and submissions, FDA correspondence, technical or clinical data, trade secrets, and know-how, including, but not limited to research, product plans, products, services, suppliers, customer lists and customers, prices and costs, markets, software, developments, ideas, techniques, business methods, photographs, sound-recordings, algorithms, inventions, laboratory notebooks, processes, formulas, technology, specifications, test results, designs, drawings, engineering, hardware configuration information, marketing, licenses, finances, budgets and other actual or anticipated business, research or development information which is disclosed by the Disclosing Party to the Receiving Party whether or not specifically designated as confidential. Confidential Information shall not include:

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                                       A-1

          (a) information which at the time of disclosure is publicly known;

          (b) information which, after the time of disclosure, becomes part of the public domain, except by breach of an agreement between the Disclosing Party or any Affiliate thereof and the Receiving Party or any Affiliate thereof;

          (c) information which is or was in the possession of the Receiving Party or any Affiliate thereof at the time of disclosure by the Disclosing Party and was not acquired directly or indirectly from the Disclosing Party or any Affiliate thereof or from any other party under an agreement of confidentiality to the Disclosing Party or any Affiliate thereof; and

          (d) information which the Receiving Party can show through written documentation is or was developed by the Receiving Party or its Affiliates independently of receipt hereunder.

     1.8 "CONTROL" OR "CONTROLLED" shall mean, with respect to patents, know-how or other intellectual property rights of any kind, the possession by a Party of the ability to grant a license or sublicense of such rights as provided herein without the payment of additional consideration and without violating the terms of any agreement or arrangement between such Party and any Third Party.

     1.9 "DEVELOPMENT" or "DEVELOP" shall mean, with respect to [***], the conduct of research, preclinical, clinical and other development activities, including but not limited to such activities undertaken prior to Regulatory Approval of such products in order to obtain Regulatory Approval of such products in accordance with this Agreement, and any other agreement entered into between or among Selamine or its Affiliates, on the one hand, and King or its Affiliates, on the other hand, relating to [***]. These activities may include clinical drug development and stability testing, statistical analysis and report writing, clinical trial design and performance prior to obtaining Regulatory Approvals, and regulatory affairs related to the foregoing.

     1.10 "ENCUMBRANCE" shall mean any mortgage, pledge, assessment, security interest, deed of trust, lease, lien, levy, license, restriction on transferability, defect in title, charge or other encumbrance on any kind or any conditional sale or title retention agreement or other agreement to give any of the foregoing in the future.

     1.11 "FDA" shall mean the United States Food and Drug Administration or any successor organization and all agencies under their direct control.

     1.12 "INVENTION(S)" shall mean any inventions, discoveries, improvements, trade secrets, know-how, and proprietary methods and materials that are conceived, made, or developed in connection with the performance by the Parties or any Affiliates of either under this Agreement or any other agreement entered into between or among Selamine or its Affiliates, on the one hand, and King or its Affiliates, on the other hand, relating to [***], including without limitation performance of the Permitted Uses, or otherwise in connection with the [***] or with generating or obtaining Regulatory Approval of the [***], in each case (a) whether or not patentable and (b) whether developed or conceived by employees of, or consultants to, either Party or any Affiliate of either, alone or jointly with each other or with

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                                       A-2
permitted Third Parties. The term "Inventions" will include the following: (i) any modification of, improvement to, or derivative work of a the [***] or then-existing patent rights or technology, (ii) any information, materials, records, or reports developed in connection with, or related to, the items in clause (i), and (iii) any trade secrets, know-how, or intellectual property rights with respect to the items in clauses (i) and (ii).

     1.13 "KING" shall mean King Pharmaceuticals, Inc., a corporation organized under the laws of Tennessee with its principal place of business at 501 Fifth Avenue, Bristol, Tennessee 37620 USA.

     1.14 "KING R&D" shall mean King Pharmaceuticals Research and Development, Inc., a corporation organized under the laws of Delaware with its principal place of business at 4000 CentreGreen Way, Suite 300, Cary, North Carolina.

     1.15 "[***]" shall mean [***] that is owned or Controlled by King or any Affiliate thereof at any time during the term of this Agreement or any other agreement entered into between or among Selamine or its Affiliates, on the one hand, and King or its Affiliates, on the other hand, relating to [***].

     1.16 "LIABILITIES" shall mean claims, liabilities, damages, costs or expenses (including any liability arising out of the injury or death of any person or damage to any property and including reasonable attorney's fees).

     1.17 "MARKET" shall mean promote, advertise, detail, sample and otherwise market.

     1.18 "PATENT(S)" shall mean and collectively include United States and foreign patent applications, including any provisional applications, and any patents issued from such patent applications, reissues, re-examinations, extensions, substitutions, divisionals, continuations and continuations-in-part thereof.

     1.19 "PRE-EXISTING RELEVANT THIRD PARTY AGREEMENT" shall mean any pre-existing agreement(s) between Selamine and/or its Affiliates and any Relevant Third Parties.

     1.20 "PRODUCT SUPPLY AGREEMENT" shall mean that certain Product Supply Agreement entered into among Selamine, Robin Hood, Arrow Malta and King on February 12, 2006.

     1.21 "RAMIPRIL" shall mean the compound (2S,3aS,6aS)-1[(S)-N-[(S)-1 -Carboxy-3-phenylpropyl]alanyl]octahydrocyclopenta[b]pyrrole-2-carboxylic acid,
1-ethyl ester.

     1.22 "RAMIPRIL PATENTS" shall mean any and all of the following owned or Controlled by Selamine or any of its Affiliates at any time during the Term of this Agreement or any other agreements entered into between or among Selamine or its Affiliates, on the one hand, and King or its Affiliates, on the other hand, relating to [***], whether protected, created or arising under the Laws of the United States or the Laws of any other jurisdiction: patents, patent applications (along with all patents issuing thereon), statutory invention registrations, in each case as specified in Schedule A of this Agreement, and any and all continuations, continuations-

    PORTIONS OF THIS EXHIBIT WERE OMITTED AND HAVE BEEN FILED SEPARATELY WITH
      THE SECRETARY OF THE COMMISSION PURSUANT TO THE COMPANY'S APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES
                              EXCHANGE ACT OF 1934.

in-part, and divisions of the foregoing, along with any and all reissues, reexaminations, and extensions of the foregoing, and all rights therein provided by international treaties or conventions owned or Controlled by Selamine or any of its Affiliates. Ramipril Patents shall include, without limitation, any and all patent applications and issued patents generated by or on behalf of Selamine or any Affiliate thereof, jointly or solely, in connection with performance under this Agreement and any other agreement entered into between or among Selamine or its Affiliates, on the one hand, and King or its Affiliates, on the other hand, relating to [***], including without limitation performance of the Permitted Uses, or otherwise in connection with the [***] or with generating or obtaining Regulatory Approval of the [***]. The Parties to this Agreement may update Schedule A thereto from time to time by mutual agreement to reflect newly issued patents that claim [***] or uses or indications of or methods of making Ramipril or products with Ramipril as the sole active ingredient.

     1.23 "[***]" shall mean [***], including, but not limited to, all articles claimed in the Ramipril Patents and the [***], but expressly excluding any combinations of Ramipril together with any other active ingredient(s) or any Ramipril formulation indicated for the treatment or prevention of diabetes.

     1.24 "REGULATORY APPROVAL" shall mean final approval by the FDA or other applicable Regulatory Authority to market a product in the Territory.

     1.25 "REGULATORY AUTHORITY" shall mean the FDA or any counterpart of the FDA outside the United States, or other national, supra-national, regional, state or local regulatory agency, department, bureau, commission, council or other governmental entity with authority over the distribution, importation, exportation, manufacture, production, use, storage, transport or clinical testing, pricing and/or sale of a product, including without limitation any device incorporating the [***].

     1.26 "RELEVANT THIRD PARTY" shall mean Third Party(ies), currently party(ies) to an agreement with Selamine or its Affiliates, identified by King, either orally or in writing, who holds or may hold intellectual property rights relevant to [***] in the Territory.

     1.27 "RELEVANT THIRD PARTY LICENSE" shall mean a license from any Relevant Third Party, in writing, which license shall be effective to convey to King and its Affiliates any and all rights under such Relevant Third Party's intellectual property, to the extent Selamine or its Affiliate's Pre-Existing Relevant Third Party Agreements do not already provide King and King's Affiliates with such rights, that may be necessary to enable King and its Affiliates legally to use, Market, sell, offer for sale, import, distribute and make [***] in the Territory in accordance with the terms and conditions of this Agreement, and any other agreement entered into between or among Selamine or its Affiliates, on the one hand, and King or its Affiliates, on the other hand, relating to [***].

     1.28 "ROBIN HOOD" shall mean Robin Hood Holdings Limited, a corporation organized under the laws of Malta with its principal place of business at 57 St. Christopher Street, Valletta VLT 08, Malta.

    PORTIONS OF THIS EXHIBIT WERE OMITTED AND HAVE BEEN FILED SEPARATELY WITH
      THE SECRETARY OF THE COMMISSION PURSUANT TO THE COMPANY'S APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES
                              EXCHANGE ACT OF 1934.

     1.29 "SELAMINE" shall mean Selamine Limited, a corporation organized under the laws of Ireland with its principal place of business at Unit 4/5, Willsborough Cluster, Clonshaugh, Dublin 17, Ireland.

     1.30 "SELAMINE PERCENTAGE" shall mean, at a particular time, the percentage of Net Sales (as that term is defined in the Product Supply Agreement) that Selamine is entitled to receive under the Product Supply Agreement at such time.

     1.31 "TECHNOLOGY" shall mean non-patented, proprietary know-how, trade secrets, inventions, discoveries, improvements, methods, materials and information, including, without limitation, basic research data, clinical and pre-clinical data, designs, formulas, materials, compounds, formulations, pre-formulation experiments, and process information.

     1.32 "TERRITORY" shall mean the United States.

     1.33 "THIRD PARTY" shall mean any person other than a Party or an Affiliate of a Party.

     1.34 "WYETH" shall mean Wyeth, acting through its Wyeth Pharmaceuticals Division (formerly American Home Products Corporation, acting through its Wyeth-Ayerst Laboratories Division) or any of its Affiliates.

    PORTIONS OF THIS EXHIBIT WERE OMITTED AND HAVE BEEN FILED SEPARATELY WITH
      THE SECRETARY OF THE COMMISSION PURSUANT TO THE COMPANY'S APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES
                              EXCHANGE ACT OF 1934.

                                   SCHEDULE A

[***]





    PORTIONS OF THIS EXHIBIT WERE OMITTED AND HAVE BEEN FILED SEPARATELY WITH
      THE SECRETARY OF THE COMMISSION PURSUANT TO THE COMPANY'S APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES
                              EXCHANGE ACT OF 1934.